EXHIBIT 99.1

Brookline Bancorp Announces Third Quarter Results

Net Income of $30.1 million, EPS of $0.39

Increases Quarterly Dividend 4%

BOSTON, Oct. 26, 2022 (GLOBE NEWSWIRE) -- Brookline Bancorp, Inc. (NASDAQ: BRKL) (the “Company”) today announced net income of $30.1 million, or $0.39 per basic and diluted share, for the third quarter of 2022, compared to net income of $25.2 million, or $0.33 per basic and diluted share, for the second quarter of 2022, and net income of $28.8 million, or $0.37 per basic and diluted share, for the third quarter of 2021.

Paul Perrault, Chairman and Chief Executive Officer of the Company, commented on third quarter performance, “We experienced another near record quarter of earnings in the third quarter led by our experienced team of bankers who continue to generate solid loan growth while maintaining asset quality."

BALANCE SHEET

Total assets at September 30, 2022 increased $181.5 million to $8.7 billion from $8.5 billion at June 30, 2022, and increased $383.1 million from $8.3 billion at September 30, 2021. At September 30, 2022, total loans and leases were $7.4 billion, representing an increase of $129.4 million from June 30, 2022, and an increase of $489.6 million from September 30, 2021. The loan portfolio grew $129.4 million in the third quarter compared to growth of $68.8 million in the second quarter.

Total investment securities at September 30, 2022 decreased $42.1 million to $675.7 million from $717.8 million at June 30, 2022, and decreased $56.3 million from $732.0 million at September 30, 2021. Total cash and cash equivalents at September 30, 2022 increased $22.2 million to $112.5 million from $90.3 million at June 30, 2022, and decreased $126.6 million from $239.1 million at September 30, 2021. As of September 30, 2022, total investment securities and total cash and cash equivalents represented 9.1 percent of total assets as compared to 9.5 percent and 11.7 percent as of June 30, 2022 and September 30, 2021, respectively.

Total deposits at September 30, 2022 decreased $158.9 million to $6.74 billion from $6.89 billion at June 30, 2022, and decreased $137.4 million from $6.87 billion at September 30, 2021.

Total borrowed funds at September 30, 2022 increased $280.6 million to $758.8 million from $478.2 million at June 30, 2022, and increased $491.3 million from $267.5 million at September 30, 2021.

The ratio of stockholders’ equity to total assets was 11.08 percent at September 30, 2022, as compared to 11.38 percent at June 30, 2022, and 11.77 percent at September 30, 2021. The ratio of tangible stockholders’ equity to tangible assets (non-GAAP) was 9.39 percent at September 30, 2022, as compared to 9.65 percent at June 30, 2022, and 10.01 percent at September 30, 2021. Tangible book value per share (non-GAAP) decreased $0.08 from $10.51 at June 30, 2022 to $10.43 at September 30, 2022, compared to $10.51 at September 30, 2021.

NET INTEREST INCOME

Net interest income increased $6.1 million to $78.0 million for the third quarter of 2022 from $71.9 million for the quarter ended June 30, 2022. The net interest margin increased 24 basis points to 3.80 percent for the three months ended September 30, 2022 from 3.56 percent for the three months ended June 30, 2022.

NON-INTEREST INCOME

Total non-interest income for the quarter ended September 30, 2022 decreased $0.1 million to $6.8 million from $6.9 million for the quarter ended June 30, 2022. The decrease was primarily driven by a decrease of $0.3 million in loan level derivative income, net, a decrease of $0.3 million in loan fees, and a decrease of $0.1 million in other non-interest income, partially offset by an increase of $0.6 million in gain on sales of loans and leases.

PROVISION FOR CREDIT LOSSES

The Company recorded a provision for credit losses of $2.8 million for the quarter ended September 30, 2022, compared to $0.2 million for the quarter ended June 30, 2022. Total net recoveries for the third quarter of 2022 were $0.2 million compared to total net charge-offs of $1.2 million in the second quarter of 2022. The decrease of $1.4 million was primarily driven by a decrease in net charge-offs on equipment financing loans of $1.2 million, along with a decrease of $0.2 million on commercial loans. The ratio of net loan and lease charge-offs to average loans and leases on an annualized basis decreased to a negative 1 basis point for the third quarter of 2022 from 7 basis points for the second quarter of 2022.

The allowance for loan and lease losses represented 1.27 percent of total loans and leases at September 30, 2022, compared to 1.28 percent at June 30, 2022, and 1.48 percent at September 30, 2021.

ASSET QUALITY

The ratio of nonperforming loans and leases to total loans and leases was 0.24 percent at September 30, 2022, a decrease from 0.28 percent at June 30, 2022. Total nonaccrual loans and leases decreased $3.1 million to $17.7 million at September 30, 2022 from $20.8 million at June 30, 2022. The ratio of nonperforming assets to total assets was 0.21 percent at September 30, 2022, a decrease from 0.25 percent at June 30, 2022. Total nonperforming assets decreased $3.0 million to $18.3 million at September 30, 2022 from $21.3 million at June 30, 2022.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended September 30, 2022 increased $0.1 million to $45.0 million from $44.9 million for the quarter ended June 30, 2022. The increase was primarily driven by an increase of $0.5 million in merger and acquisition expense, an increase of $0.1 million in equipment and data processing expense, and an increase of $0.1 million in occupancy expense, partially offset by a decrease of $0.5 million in compensation and employee benefits expense and a decrease of $0.1 million in professional services expense.

PROVISION FOR INCOME TAXES

The effective tax rate was 18.7 percent and 22.9 percent for the three and nine months ended September 30, 2022 compared to 25.2 percent for the three months ended June 30, 2022 and 25.0 percent and 25.1 percent for the three and nine months ended September 30, 2021. The effective tax rate for the three and nine months ended September 30, 2022 is reflective of the recognition of energy tax credits related to financing commercial investments in renewable energy platforms.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The annualized return on average assets increased to 1.40 percent during the third quarter 2022 from 1.18 percent for the second quarter of 2022.

The annualized return on average stockholders' equity increased to 12.29 percent during the third quarter of 2022 from 10.32 percent for the second quarter of 2022. The annualized return on average tangible stockholders’ equity increased to 14.72 percent for the third quarter of 2022 from 12.39 percent for the second quarter of 2022.

DIVIDEND DECLARED

The Company’s Board of Directors approved a dividend of $0.135 per share for the quarter ended September 30, 2022, an increase of half a cent from the prior period. The dividend will be paid on November 25, 2022 to stockholders of record on November 11, 2022.

PCSB ACQUISITION

On May 23, 2022, the Company and PCSB Financial Corporation (“PCSB”), the holding company of PCSB Bank, entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, PCSB will merge with and into the Company, with the Company as the surviving corporation (the “Merger”). Following the Merger, PCSB Bank will operate as a separate bank subsidiary of the Company. Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each stockholder of PCSB will receive, for each share of PCSB common stock, at the holder’s election, either $22.00 in cash consideration or 1.3284 shares of Company common stock for each share of PCSB common stock, subject to allocation procedures to ensure that 60% of the outstanding shares of PCSB common stock will be converted into Company common stock. The consummation of the Merger is subject to customary closing conditions, including the receipt of regulatory approvals. The Merger is currently expected to be completed in the fourth quarter of 2022.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Time on Thursday, October 27, 2022 to discuss the results for the quarter, business highlights and outlook. A copy of the Earnings Presentation is available on the Company’s website, www.brooklinebancorp.com. To listen to the call and view the Company’s Earnings Presentation, please join the call via https://events.q4inc.com/attendee/723147970. To listen to the call without access to the slides, interested parties may dial 844-200-6205 (United States) or 929-526-1599 (internationally) and ask for the Brookline Bancorp, Inc. conference call (Access Code 454700). A recorded playback of the call will be available for one week following the call on the Company’s website under “Investor Relations” or by dialing 866-813-9403 (United States) or 929-458-6194 (internationally) and entering the passcode: 941200.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with $8.7 billion in assets and branch locations in Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank and Bank Rhode Island (the "banks"). The Company provides commercial and retail banking services, cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com and www.bankri.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. We may also make forward-looking statements in other documents we file with the Securities and Exchange Commission ("SEC"), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. You can identify forward looking statements by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “outlook,” “will,” “should,” and other expressions that predict or indicate future events and trends and which do not relate to historical matters, including statements regarding the Company’s business, credit quality, financial condition, liquidity and results of operations. Forward-looking statements may differ, possibly materially, from what is included in this press release due to factors and future developments that are uncertain and beyond the scope of the Company’s control. These included, but are not limited to, general business and economic conditions on a national basis and in the local markets in which the Company operates; the Company and PCSB’s ability to achieve the synergies and value creation contemplated by the proposed acquisition; the Company and PCSB’s ability to successfully integrate operations in the proposed acquisition; the effect of the announcement of the proposed acquisition on the ability of PCSB to maintain relationships with its key partners, customers and employees, and on its operating business generally, changes in consumer behavior due to changing political business and economic conditions (including inflation); changes in information technology, cybersecurity incidents, fraud, natural disasters, war, terrorism, civil unrest, the ongoing COVID-19 pandemic, and future pandemics; the possibility that future credit losses are higher than currently expected due to changes in economic assumptions or adverse economic developments; interest rate changes or volatility, as well as changes in the balance and mix of loans and deposits; changes in loan demand and collectability; and ongoing turbulence in capital and debt markets. Forward-looking statements involve risks and uncertainties which are difficult to predict. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the SEC. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as operating earnings, operating earnings per common share, operating return on average assets, operating return on average tangible assets, operating return on average stockholders' equity, operating return on average tangible stockholders' equity, tangible book value per common share, tangible stockholders’ equity to tangible assets, return on average tangible assets (annualized) and return on average tangible stockholders' equity (annualized). These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

INVESTOR RELATIONS:

Contact:	Carl M. Carlson Brookline Bancorp, Inc. Co-President and Chief Financial Officer (617) 425-5331 ccarlson@brkl.com

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
	(Dollars In Thousands Except per Share Data)
Earnings Data:
Net interest income	$78,026	$71,867	$69,848	$71,461	$70,697
Provision (credit) for credit losses	2,835	227	(160)	751	(3,110)
Non-interest income	6,834	6,928	5,529	10,699	5,586
Non-interest expense	44,959	44,871	42,487	42,909	40,922
Income before provision for income taxes	37,066	33,697	33,050	38,500	38,471
Net income	30,149	25,195	24,705	28,545	28,839

Performance Ratios:
Net interest margin (1)	3.80%	3.56%	3.49%	3.52%	3.53%
Interest-rate spread (1)	3.58%	3.41%	3.31%	3.42%	3.39%
Return on average assets (annualized)	1.40%	1.18%	1.16%	1.35%	1.38%
Return on average tangible assets (annualized) (non-GAAP)	1.43%	1.21%	1.18%	1.38%	1.41%
Return on average stockholders' equity (annualized)	12.29%	10.32%	9.91%	11.56%	11.79%
Return on average tangible stockholders' equity (annualized) (non-GAAP)	14.72%	12.39%	11.84%	13.84%	14.15%
Efficiency ratio (2)	52.98%	56.95%	56.37%	52.23%	53.64%

Per Common Share Data:
Net income — Basic	$0.39	$0.33	$0.32	$0.37	$0.37
Net income — Diluted	0.39	0.33	0.32	0.37	0.37
Cash dividends declared	0.135	0.130	0.130	0.125	0.125
Book value per share (end of period)	12.54	12.63	12.65	12.82	12.61
Tangible book value per share (end of period) (non-GAAP)	10.43	10.51	10.56	10.73	10.51
Stock price (end of period)	11.65	13.31	15.82	16.19	15.26

Balance Sheet:
Total assets	$8,695,708	$8,514,230	$8,633,736	$8,602,622	$8,312,649
Total loans and leases	7,421,304	7,291,912	7,223,130	7,154,457	6,931,694
Total deposits	6,735,605	6,894,457	7,094,378	7,049,906	6,873,010
Total stockholders’ equity	963,618	968,496	981,935	995,342	978,452

Asset Quality:
Nonperforming assets	$18,312	$21,259	$26,506	$33,177	$36,461
Nonperforming assets as a percentage of total assets	0.21%	0.25%	0.31%	0.39%	0.44%
Allowance for loan and lease losses	$94,169	$93,188	$95,463	$99,084	$102,515
Allowance for loan and lease losses as a percentage of total loans and leases	1.27%	1.28%	1.32%	1.38%	1.48%
Net loan and lease (recoveries) charge-offs	$(179)	$1,242	$1,947	$2,124	$1,255
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	(0.01)%	0.07%	0.11%	0.12%	0.07%

Capital Ratios:
Stockholders’ equity to total assets	11.08%	11.38%	11.37%	11.57%	11.77%
Tangible stockholders’ equity to tangible assets (non-GAAP)	9.39%	9.65%	9.67%	9.87%	10.01%

(1) Calculated on a fully tax-equivalent basis.
(2) Calculated as non-interest expense as a percentage of net interest income plus non-interest income.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$65,638	$50,429	$89,032	$66,265	$28,865
Short-term investments	46,873	39,900	204,239	261,472	210,279
Total cash and cash equivalents	112,511	90,329	293,271	327,737	239,144
Investment securities available-for-sale	675,692	717,818	730,562	720,866	732,020
Total investment securities	675,692	717,818	730,562	720,866	732,020
Loans and leases:
Commercial real estate loans	4,269,512	4,225,754	4,235,325	4,103,040	3,909,011
Commercial loans and leases	1,933,645	1,860,182	1,800,383	1,887,136	1,869,686
Consumer loans	1,218,147	1,205,976	1,187,422	1,164,281	1,152,997
Total loans and leases	7,421,304	7,291,912	7,223,130	7,154,457	6,931,694
Allowance for loan and lease losses	(94,169)	(93,188)	(95,463)	(99,084)	(102,515)
Net loans and leases	7,327,135	7,198,724	7,127,667	7,055,373	6,829,179
Restricted equity securities	44,760	35,406	29,066	28,981	28,098
Premises and equipment, net of accumulated depreciation	69,912	69,557	69,365	70,359	70,811
Right-of-use asset operating leases	18,614	18,226	19,571	20,508	21,879
Deferred tax asset	56,894	50,736	46,886	38,987	39,643
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net of accumulated amortization	1,902	2,022	2,142	2,276	2,484
Other real estate owned and repossessed assets	591	507	990	718	601
Other assets	227,270	170,478	153,789	176,390	188,363
Total assets	$8,695,708	$8,514,230	$8,633,736	$8,602,622	$8,312,649
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Demand checking accounts	$1,848,562	$1,845,365	$1,903,331	$1,888,462	$1,816,116
NOW accounts	597,870	628,791	627,904	604,097	513,032
Savings accounts	824,789	894,926	967,183	915,804	823,095
Money market accounts	2,405,680	2,402,992	2,432,377	2,358,306	2,393,362
Certificate of deposit accounts	924,771	1,006,786	1,048,036	1,117,695	1,141,861
Brokered deposit accounts	133,933	115,597	115,547	165,542	185,544
Total deposits	6,735,605	6,894,457	7,094,378	7,049,906	6,873,010
Borrowed funds:
Advances from the FHLBB	557,895	307,967	201,236	147,907	113,977
Subordinated debentures and notes	84,008	83,970	83,934	83,897	83,859
Other borrowed funds	116,865	86,263	107,727	125,517	69,703
Total borrowed funds	758,768	478,200	392,897	357,321	267,539
Operating lease liabilities	18,614	18,226	19,571	20,508	21,879
Mortgagors’ escrow accounts	5,785	5,771	5,780	6,296	6,455
Reserve for unfunded credits	19,555	17,511	16,305	14,794	12,736
Accrued expenses and other liabilities	193,763	131,569	122,870	158,455	152,578
Total liabilities	7,732,090	7,545,734	7,651,801	7,607,280	7,334,197
Stockholders' equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 85,177,172 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, 85,177,172 shares issued, and 85,177,172 shares issued, respectively	852	852	852	852	852
Additional paid-in capital	735,119	738,544	737,658	736,826	735,990
Retained earnings, partially restricted	392,779	372,677	357,576	342,639	323,862
Accumulated other comprehensive income	(70,227)	(44,977)	(29,322)	(110)	2,615
Treasury stock, at cost;
7,730,945, 7,995,888, 7,037,464, 7,037,464, and 7,034,754 shares, respectively	(94,866)	(98,525)	(84,718)	(84,718)	(84,684)
Unallocated common stock held by the Employee Stock Ownership Plan;
4,833, 11,442, 18,051, 24,660, and 31,278 shares, respectively	(39)	(75)	(111)	(147)	(183)
Total stockholders' equity	963,618	968,496	981,935	995,342	978,452
Total liabilities and stockholders' equity	$8,695,708	$8,514,230	$8,633,736	$8,602,622	$8,312,649

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)
	Three Months Ended
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$84,375	$74,287	$71,721	$73,560	$74,332
Debt securities	3,337	3,249	2,996	2,972	2,967
Marketable and restricted equity securities	467	337	328	325	313
Short-term investments	464	156	66	88	83
Total interest and dividend income	88,643	78,029	75,111	76,945	77,695
Interest expense:
Deposits	7,354	4,282	3,771	4,055	4,571
Borrowed funds	3,263	1,880	1,492	1,429	2,427
Total interest expense	10,617	6,162	5,263	5,484	6,998
Net interest income	78,026	71,867	69,848	71,461	70,697
Provision (credit) for credit losses	2,835	227	(160)	751	(3,110)
Net interest income after provision for credit losses	75,191	71,640	70,008	70,710	73,807
Non-interest income:
Deposit fees	2,759	2,744	2,500	2,653	2,629
Loan fees	349	666	747	448	487
Loan level derivative income, net	1,275	1,615	686	3,981	218
Loss on investment securities, net	—	—	—	(32)	—
Gain on sales of loans and leases held-for-sale	889	291	344	1,933	557
Other	1,562	1,612	1,252	1,716	1,695
Total non-interest income	6,834	6,928	5,529	10,699	5,586
Non-interest expense:
Compensation and employee benefits	28,306	28,772	26,884	28,598	27,206
Occupancy	3,906	3,807	4,284	3,558	3,567
Equipment and data processing	5,066	4,931	5,078	4,576	4,556
Professional services	1,069	1,219	1,226	1,151	1,072
FDIC insurance	709	739	728	617	662
Advertising and marketing	1,337	1,319	1,272	880	1,077
Amortization of identified intangible assets	120	120	134	208	208
Merger and acquisition expense	1,073	535	—	—	—
Other	3,373	3,429	2,881	3,321	2,574
Total non-interest expense	44,959	44,871	42,487	42,909	40,922
Income before provision for income taxes	37,066	33,697	33,050	38,500	38,471
Provision for income taxes	6,917	8,502	8,345	9,955	9,632
Net income	$30,149	$25,195	$24,705	$28,545	$28,839
Earnings per common share:
Basic	$0.39	$0.33	$0.32	$0.37	$0.37
Diluted	$0.39	$0.33	$0.32	$0.37	$0.37
Weighted average common shares outstanding during the period:
Basic	76,779,038	77,091,013	77,617,227	77,610,608	78,000,261
Diluted	77,007,971	77,419,288	77,926,822	77,864,097	78,240,633
Dividends paid per common share	$0.130	$0.130	$0.125	$0.125	$0.120

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Nine Months Ended September 30,
	2022	2021
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$230,383	$224,367
Debt securities	9,582	9,206
Marketable and restricted equity securities	1,132	847
Short-term investments	686	164
Total interest and dividend income	241,783	234,584
Interest expense:
Deposits	15,407	16,658
Borrowed funds	6,635	7,014
Total interest expense	22,042	23,672
Net interest income	219,741	210,912
Provision (credit) for credit losses	2,902	(8,588)
Net interest income after provision for credit losses	216,839	219,500
Non-interest income:
Deposit Fees	8,003	7,925
Loan Fees	1,762	1,647
Loan level derivative income, net	3,576	699
Loss on investment securities, net	—	(6)
Gain on sales of loans and leases held-for-sale	1,524	1,804
Other	4,426	4,221
Total non-interest income	19,291	16,290
Non-interest expense:
Compensation and employee benefits	83,962	78,188
Occupancy	11,997	11,403
Equipment and data processing	15,075	13,746
Professional services	3,514	3,543
FDIC insurance	2,176	2,363
Advertising and marketing	3,928	3,287
Amortization of identified intangible assets	374	668
Merger and acquisition expense	1,608	—
Other	9,683	6,501
Total non-interest expense	132,317	119,699
Income before provision for income taxes	103,813	116,091
Provision for income taxes	23,764	29,196
Net income	$80,049	$86,895
Earnings per common share:
Basic	$1.04	$1.11
Diluted	$1.04	$1.11
Weighted average common shares outstanding during the period:
Basic	77,159,356	78,097,600
Diluted	77,448,290	78,371,190
Dividends paid per common share	$0.385	$0.355

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)
	At and for the Three Months Ended
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$3,136	$6,470	$8,313	$10,848	$10,963
Total commercial real estate loans	3,136	6,470	8,313	10,848	10,963

Commercial	618	892	1,366	2,318	2,539
Equipment financing	10,544	10,183	11,685	15,014	17,655
Condominium association	64	71	77	84	91
Total commercial loans and leases	11,226	11,146	13,128	17,416	20,285

Residential mortgage	2,741	2,412	3,394	3,909	4,150
Home equity	616	721	680	285	461
Other consumer	2	3	1	1	1
Total consumer loans	3,359	3,136	4,075	4,195	4,612

Total nonaccrual loans and leases	17,721	20,752	25,516	32,459	35,860

Other repossessed assets	591	507	990	718	601
Total nonperforming assets	$18,312	$21,259	$26,506	$33,177	$36,461

Loans and leases past due greater than 90 days and still accruing	$9,583	$266	$4	$1	$838

Troubled debt restructurings on accrual	9,728	11,524	10,858	12,580	13,526
Troubled debt restructurings on nonaccrual	4,449	5,097	5,189	6,709	6,655
Total troubled debt restructurings	$14,177	$16,621	$16,047	$19,289	$20,181

Nonperforming loans and leases as a percentage of total loans and leases	0.24%	0.28%	0.35%	0.45%	0.52%
Nonperforming assets as a percentage of total assets	0.21%	0.25%	0.31%	0.39%	0.44%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$93,188	$95,463	$99,084	$102,515	$106,474
Charge-offs	(598)	(1,533)	(2,344)	(2,562)	(1,600)
Recoveries	777	291	397	438	345
Net recoveries (charge-offs)	179	(1,242)	(1,947)	(2,124)	(1,255)
Provision (credit) for loan and lease losses excluding unfunded commitments *	802	(1,033)	(1,674)	(1,307)	(2,704)
Allowance for loan and lease losses at end of period	$94,169	$93,188	$95,463	$99,084	$102,515

Allowance for loan and lease losses as a percentage of total loans and leases	1.27%	1.28%	1.32%	1.38%	1.48%

NET (RECOVERIES) CHARGE-OFFS:
Commercial real estate loans	$(6)	$(6)	$31	$—	$(1)
Commercial loans and leases	(179)	1,254	1,948	2,143	1,276
Consumer loans	6	(6)	(32)	(19)	(20)
Total net (recoveries) charge-offs	$(179)	$1,242	$1,947	$2,124	$1,255

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	(0.01)%	0.07%	0.11%	0.12%	0.07%

*Provision for loan and lease losses does not include provision (credit) of $2.0 million, $1.2 million, $1.5 million, $2.1 million and $(0.4) million for credit losses on unfunded commitments during the three months ended September 30, 2022, June 30, 2022, March 31, 2022, December 31, 2021 and September 30, 2021, respectively.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Three Months Ended
	September 30, 2022			June 30, 2022			September 30, 2021
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$714,226	$3,337	1.87%	$726,374	$3,249	1.79%	$713,593	$2,967	1.66%
Marketable and restricted equity securities (2)	36,525	467	5.12%	30,461	337	4.42%	28,877	313	4.33%
Short-term investments	66,257	464	2.80%	99,905	156	0.62%	220,110	83	0.15%
Total investments	817,008	4,268	2.09%	856,740	3,742	1.75%	962,580	3,363	1.40%
Loans and Leases:
Commercial real estate loans (3)	4,239,155	44,729	4.13%	4,220,257	38,967	3.65%	3,851,677	35,124	3.57%
Commercial loans (3)	731,095	8,492	4.55%	695,365	7,074	4.03%	901,862	11,715	5.09%
Equipment financing (3)	1,157,829	19,042	6.58%	1,129,606	17,897	6.34%	1,079,059	17,725	6.57%
Residential mortgage loans (3)	826,969	7,560	3.66%	818,826	7,123	3.48%	788,874	6,989	3.54%
Other consumer loans (3)	379,999	4,605	4.80%	376,225	3,274	3.48%	364,914	2,830	3.07%
Total loans and leases	7,335,047	84,428	4.60%	7,240,279	74,335	4.11%	6,986,386	74,383	4.26%
Total interest-earning assets	8,152,055	88,696	4.35%	8,097,019	78,077	3.86%	7,948,966	77,746	3.91%
Non-interest-earning assets	434,365			418,311			411,669
Total assets	$8,586,420			$8,515,330			$8,360,635

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$607,210	579	0.38%	$612,439	216	0.14%	$502,093	116	0.09%
Savings accounts	881,988	664	0.30%	930,957	211	0.09%	785,657	248	0.12%
Money market accounts	2,423,920	4,038	0.66%	2,429,043	2,073	0.34%	2,387,080	1,616	0.27%
Certificates of deposit	964,112	1,803	0.74%	1,018,471	1,694	0.67%	1,160,113	2,430	0.83%
Brokered deposit accounts	117,058	270	0.92%	115,535	88	0.30%	216,112	161	0.30%
Total interest-bearing deposits	4,994,288	7,354	0.58%	5,106,445	4,282	0.34%	5,051,055	4,571	0.36%
Borrowings
Advances from the FHLBB	331,840	1,700	2.00%	183,047	489	1.06%	119,043	1,152	3.79%
Subordinated debentures and notes	83,989	1,295	6.17%	83,952	1,262	6.02%	83,840	1,242	5.92%
Other borrowed funds	89,019	268	1.20%	106,363	129	0.48%	76,380	33	0.17%
Total borrowings	504,848	3,263	2.53%	373,362	1,880	1.99%	279,263	2,427	3.40%
Total interest-bearing liabilities	5,499,136	10,617	0.77%	5,479,807	6,162	0.45%	5,330,318	6,998	0.52%
Non-interest-bearing liabilities:
Demand checking accounts	1,908,459			1,886,284			1,827,501
Other non-interest-bearing liabilities	197,446			173,072			224,445
Total liabilities	7,605,041			7,539,163			7,382,264
Stockholders’ equity	981,379			976,167			978,371
Total liabilities and equity	$8,586,420			$8,515,330			$8,360,635
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		78,079	3.58%		71,915	3.41%		70,748	3.39%
Less adjustment of tax-exempt income		53			48			51
Net interest income		$78,026			$71,867			$70,697
Net interest margin (5)			3.80%			3.56%			3.53%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)
	Nine Months Ended
	September 30, 2022			September 30, 2021
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$720,266	$9,582	1.77%	$729,623	$9,206	1.68%
Marketable and restricted equity securities (2)	31,663	1,132	4.77%	36,451	847	3.10%
Short-term investments	119,083	686	0.77%	215,496	164	0.10%
Total investments	871,012	11,400	1.75%	981,570	10,217	1.39%
Loans and Leases:
Commercial real estate loans (3)	4,204,260	119,723	3.76%	3,806,405	103,689	3.59%
Commercial loans (3)	727,333	23,564	4.28%	1,087,924	37,501	4.55%
Equipment financing (3)	1,131,069	54,951	6.48%	1,077,522	53,731	6.65%
Residential mortgage loans (3)	816,992	21,675	3.54%	786,015	21,148	3.59%
Other consumer loans (3)	374,302	10,629	3.79%	369,744	8,458	3.05%
Total loans and leases	7,253,956	230,542	4.24%	7,127,610	224,527	4.20%
Total interest-earning assets	8,124,968	241,942	3.97%	8,109,180	234,744	3.86%
Non-interest-earning assets	419,501			427,880
Total assets	$8,544,469			$8,537,060

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$603,243	898	0.20%	$493,378	392	0.11%
Savings accounts	915,185	1,073	0.16%	757,864	731	0.13%
Money market accounts	2,423,207	7,681	0.42%	2,240,968	4,599	0.27%
Certificates of deposit	1,024,303	5,345	0.70%	1,237,682	9,686	1.05%
Brokered deposit accounts	121,724	410	0.45%	413,588	1,250	0.40%
Total interest-bearing deposits	5,087,662	15,407	0.40%	5,143,480	16,658	0.43%
Borrowings
Advances from the FHLBB	207,090	2,376	1.51%	284,540	3,185	1.48%
Subordinated debentures and notes	83,952	3,801	6.04%	83,802	3,726	5.93%
Other borrowed funds	108,337	458	0.57%	80,960	103	0.17%
Total borrowings	399,379	6,635	2.19%	449,302	7,014	2.06%
Total interest-bearing liabilities	5,487,041	22,042	0.54%	5,592,782	23,672	0.57%
Non-interest-bearing liabilities:
Demand checking accounts	1,891,698			1,752,640
Other non-interest-bearing liabilities	180,842			230,834
Total liabilities	7,559,581			7,576,256
Stockholders’ equity	984,888			960,804
Total liabilities and equity	$8,544,469			$8,537,060
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		219,900	3.43%		211,072	3.29%
Less adjustment of tax-exempt income		159			160
Net interest income		$219,741			$210,912
Net interest margin (5)			3.62%			3.48%

(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets on an actual/actual basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)
		At and for the Three Months Ended September 30,		At and for the Nine Months Ended September 30,
		2022	2021	2022	2021
Reconciliation Table - Non-GAAP Financial Information				(Dollars in Thousands Except Share Data)

Net income		$30,149	$28,839	$80,049	$86,895
Less:
Security gains (losses) (after-tax)		—	—	—	(4)
Add:
Merger and acquisition expenses (after-tax)		872	—	1,240	—
Operating earnings		$31,021	$28,839	$81,289	$86,899

Operating earnings per common share:
Basic		$0.40	$0.37	$1.05	$1.11
Diluted		0.40	0.37	1.05	1.11

Weighted average common shares outstanding during the period:
Basic		76,779,038	78,000,261	77,159,356	78,097,600
Diluted		77,007,971	78,240,633	77,448,290	78,371,190

Return on average assets *		1.40%	1.38%	1.25%	1.36%
Add:
Merger and acquisition expenses (after-tax) *		0.04%	—%	0.02%	—%
Operating return on average assets *		1.44%	1.38%	1.27%	1.36%

Return on average tangible assets *		1.43%	1.41%	1.27%	1.38%
Add:
Merger and acquisition expenses (after-tax) *		0.04%	—%	0.02%	—%
Operating return on average tangible assets *		1.47%	1.41%	1.29%	1.38%

Return on average stockholders' equity *		12.29%	11.79%	10.84%	12.06%
Add:
Merger and acquisition expenses (after-tax) *		0.36%	—%	0.17%	—%
Operating return on average stockholders' equity *		12.65%	11.79%	11.01%	12.06%

Return on average tangible stockholders' equity *		14.72%	14.15%	12.98%	14.53%
Add:
Merger and acquisition expenses (after-tax) *		0.43%	—%	0.20%	—%
Operating return on average tangible stockholders' equity *		15.15%	14.15%	13.18%	14.53%

* Ratios at and for the three and nine months ended are annualized.

	At and for the Three Months Ended
	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021	September 30, 2021
	(Dollars in Thousands)

Net income, as reported	$30,149	$25,195	$24,705	$28,545	$28,839

Average total assets	$8,586,420	$8,515,330	$8,531,043	$8,462,231	$8,360,635
Less: Average goodwill and average identified intangible assets, net	162,387	162,507	162,632	162,804	163,011
Average tangible assets	$8,424,033	$8,352,823	$8,368,411	$8,299,427	$8,197,624

Return on average tangible assets (annualized)	1.43%	1.21%	1.18%	1.38%	1.41%

Average total stockholders’ equity	$981,379	$976,167	$997,293	$987,522	$978,371
Less: Average goodwill and average identified intangible assets, net	162,387	162,507	162,632	162,804	163,011
Average tangible stockholders’ equity	$818,992	$813,660	$834,661	$824,718	$815,360

Return on average tangible stockholders’ equity (annualized)	14.72%	12.39%	11.84%	13.84%	14.15%

Total stockholders’ equity	$963,618	$968,496	$981,935	$995,342	$978,452
Less:
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net	1,902	2,022	2,142	2,276	2,484
Tangible stockholders' equity	$801,289	$806,047	$819,366	$832,639	$815,541

Total assets	$8,695,708	$8,514,230	$8,633,736	$8,602,622	$8,312,649
Less:
Goodwill	160,427	160,427	160,427	160,427	160,427
Identified intangible assets, net	1,902	2,022	2,142	2,276	2,484
Tangible assets	$8,533,379	$8,351,781	$8,471,167	$8,439,919	$8,149,738

Tangible stockholders’ equity to tangible assets	9.39%	9.65%	9.67%	9.87%	10.01%

Tangible stockholders' equity	$801,289	$806,047	$819,366	$832,639	$815,541

Number of common shares issued	85,177,172	85,177,172	85,177,172	85,177,172	85,177,172
Less:
Treasury shares	7,730,945	7,995,888	7,037,464	7,037,464	7,034,754
Unallocated ESOP shares	4,833	11,442	18,051	24,660	31,278
Unvested restricted shares	601,995	497,297	500,098	500,098	502,808
Number of common shares outstanding	76,839,399	76,672,545	77,621,559	77,614,950	77,608,332

Tangible book value per common share	$10.43	$10.51	$10.56	$10.73	$10.51

A PDF accompanying this announcement is available at http://ml.globenewswire.com/Resource/Download/031ad902-91b3-4942-a0b8-d7d843d566b8